UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021 (April 12, 2021)

NUVEEN GLOBAL HIGH INCOME FUND

(Exact name of registrant as specified in its charter)

Massachusetts	811-22988	47-1964033

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer

of incorporation)		Identification No.)

333 West Wacker Drive

Chicago, Illinois	60606

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01	Regulation FD Disclosure.

On April 12, 2021, Nuveen Global High Income Fund, a registered closed-end management investment company (the “Fund”), announced the results of its annual meeting of shareholders, which occurred on April 6, 2021.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated April 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN GLOBAL HIGH INCOME FUND

	By:	/s/ David J. Lamb

	Name:	David J. Lamb

	Title:	Chief Administrative Officer

DATE: April 12, 2021

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 12, 2021

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